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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   Form 8-A

               For Registration of Certain Classes of Securities
                    Pursuant to Section 12(b) or (g) of the
                        Securities Exchange Act of 1934


                                  ZEFER Corp.
                                  ----------
            (Exact name of registrant as specified in its charter)

            Delaware                                 04-3462742
            --------                                 ----------
            (State of incorporation                  (IRS Employer
            or organization)                         Identification No.)


               711 Atlantic Avenue, Boston, Massachusetts 02111
               ------------------------------------------------
            (Address of principal executive offices)    (Zip Code)


  If this form relates to the                If this form relates to the
  registration of a class of                 registration of a class of
  securities pursuant to Section 12(b)       securities pursuant to Section
  of the Exchange Act and is effective       12(g)of the Exchange Act and is
  pursuant to General Instruction A.(c),     effective pursuant to General
  please check the following box.   [  ]     Instruction A.(d),please check
                                             the following box. [x]


Securities Act registration statement file number to which this form relates:
333-41004 (If applicable)
---------

Securities to be registered pursuant to Section 12(b) of the Act:

            Title of Each Class            Name of Each Exchange on Which
            to be so Registered            Each Class is to be Registered
            -------------------            ------------------------------

Securities to be registered pursuant to Section 12(g) of the Act:

                   Common Stock, $0.001 par value per share
                   ----------------------------------------
                               (Title of Class)


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Item 1:  Description of Registrant's Securities to be Registered.
         -------------------------------------------------------

The description under the heading "Description of Capital Stock" relating to the Registrant's Common Stock, $0.001 par value per share, in the Prospectus included in the Registrant's Registration Statement on Form S-1 filed with the Securities and Exchange Commission (File No. 333-41004) (the "Registration Statement on Form S-1") is incorporated herein by reference.

Item 2:  Exhibits.
         --------

The following exhibits are filed herewith (or incorporated by reference as indicated below):

     1. Amended and Restated Certificate of Incorporation of the Registrant, incorporated by reference to Exhibit 3.1 to the Company's Registration Statement on Form S-1.

     2.   Bylaws of the Registrant, as amended, incorporated by reference to
          Exhibit 3.2 to the Company's Registration Statement on Form S-1 (File No. 333-94283).

     3. Amended and Restated Certificate of Incorporation of the Registrant, incorporated by reference to Exhibit 3.3 to the Company's Registration Statement on Form S-1.

     4. Amended and Restated Bylaws of the Registrant, incorporated by reference to Exhibit 3.4 to the Company's Registration Statement on Form S-1 (File No. 333-94283).


                                   SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                        ZEFER Corp.

                        By: /s/Sean W. Mullaney
                            -------------------
                        Sean W. Mullaney
                        Executive Vice President for Enterprise Development and General Counsel

July 13, 2000

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